Other financial liabilities	6 Months Ended
Dec. 31, 2023
Other Financial Liabilities Current [Abstract]
Other financial liabilities
Note 14. Other financial liabilities

	Consolidated
	December 2023	June 2023
	$	$
Prefunded and ordinary warrants at initial recognition	3,020,315	—
Change in fair value	73,350	—
Prefunded and ordinary warrants at end period end	3,093,665	—

On November 30, 2023, the Consolidated entity entered into the Securities Purchase Agreement with an institutional investor, pursuant to which we issued and sold (A) in a registered direct offering, 2,620,000 ADSs and pre-funded
warrants, or the
Pre-
funded Warrants, to purchase up to 1,824,445 ADS, and (B) in a concurrent private placement, the Ordinary Warrants to purchase up to 4,444,445 ADSs, for nil consideration, which have an exercise price of US$0.583 per ADS, are exercisable immediately and will expire on June 5, 2029.